          As filed with the Securities and Exchange Commission on April 27, 2000
                                                      Registration No. 333-87553

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                       Post-Effective Amendment No. 1 to
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ----------------

                              CRITICAL PATH, INC.
               (Exact name of registrant as specified in charter)

                                ----------------

                                                   320 First Street
     California                            San Francisco, California 94105
(State of incorporation)                (Address of principal executive offices)
------------------------                ----------------------------------------

                        1996 Amplitude Stock Option Plan
                             1998 Stock Option Plan
                         1998 dotOne Stock Option Plan
                       1999 Employee Stock Purchase Plan
                      1999 Nonstatutory Stock Option Plan
                           (Full title of the plans)

                                ---------------

                               Douglas T. Hickey
                     President and Chief Executive Officer
                              Critical Path, Inc.
                                 320 1st Street
                        San Francisco, California 94105
                                 (415) 808-8800
(Name, address and telephone number, including area code, of agent for service)

                                ---------------

                                    Copy to:
                              Alan K. Austin, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                              Palo Alto, CA 94304
                                 (650) 493-9300

                              CRITICAL PATH, INC.

                       REGISTRATION STATEMENT ON FORM S-8


                                Explanatory Note

     This Amendment No. 1 to the Registration Statement on Form S-8 of Critical Path, Inc. (File No. 333-87553) (the "Registration Statement") is being filed, in accordance with the requirements of the Securities Act of 1933, as amended, to substitute the correct form of Exhibit 10.5, the Critical Path, Inc. 1999 Nonstatutory Stock Option Plan for an incorrect version of the same plan that was unintentionally filed with the Registration Statement.

   Exhibit
   Number                                  Description
   -------                                 -----------
     5.1**     Opinion of Wilson Sonsini Goodrich & Rosati.
    10.1**     1996 Amplitude Stock Option Plan
    10.2*      1998 Stock Option Plan
    10.3**     1998 dotOne Stock Option Plan
    10.4*      1999 Employee Stock Option Plan
    10.5       1999 Nonstatutory Stock Option Plan
    23.1**     Consent of PricewaterhouseCoopers, LLP, Independent Accountants
    23.2**     Consent of Ernst & Young LLP, Independent Auditors
    23.3       Consent of Wilson Sonsini Goodrich & Rosati (contained in
               Exhibit 5.1).
    24.1       Power of Attorney (see signature page).

* Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (No. 333-71499), which was declared effective on March 26, 1999.

** Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on April 27, 2000.

                                       CRITICAL PATH, INC.

                                       By: /s/ Douglas T. Hickey
                                          -------------------------------------
                                          Douglas T. Hickey
                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                                      Title                                     Date
          ---------                                      -----                                     ----
/s/ Douglas T. Hickey                    President and Chief Executive Officer and                 April 27, 2000
----------------------------              Director (Principal Executive Officer)
    Douglas T. Hickey

            *                               Executive Vice President and Chief                     April 27, 2000
----------------------------             Financial Officer (Principal Financial and
      David Thatcher                                Accounting Officer)

            *                                     Chairman of the Board                            April 27, 2000
----------------------------
     David C. Hayden

                                                         Director                                  April 27, 2000
----------------------------
   Christos M. Cotsakos

                                                         Director                                  April 27, 2000
----------------------------
       Lisa Gansky

            *                                            Director                                  April 27, 2000
----------------------------
     Kevin R. Harvey

                                                         Director                                  April 27, 2000
----------------------------
      James A. Smith

            *                                            Director                                  April 27, 2000
----------------------------
      George Zachary

*By: /s/ Douglas T. Hickey
    ------------------------
       Douglas T. Hickey
        Attorney-in-Fact

                               INDEX TO EXHIBITS


   Exhibit
   Number                                  Description
   -------                                 -----------
     5.1**     Opinion of Wilson Sonsini Goodrich & Rosati.
    10.1**     1996 Amplitude Stock Option Plan
    10.2*      1998 Stock Option Plan
    10.3**     1998 dotOne Stock Option Plan
    10.4*      1999 Employee Stock Option Plan
    10.5       1999 Nonstatutory Stock Option Plan
    23.1**     Consent of PricewaterhouseCoopers, LLP, Independent Accountants
    23.2**     Consent of Ernst & Young LLP, Independent Auditors
    23.3       Consent of Wilson Sonsini Goodrich & Rosati (contained in
               Exhibit 5.1).
    24.1       Power of Attorney (see signature page).

* Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (No. 333-71499), which was declared effective on March 26, 1999.

** Previously filed.